UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 17, 2015

NOVAVAX, INC.

(Exact name of registrant as specified in charter)

Delaware	0-26770	22-2816046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 Firstfield Road

Gaithersburg, Maryland 20878

(Address of Principal Executive Offices, including Zip Code)

(240) 268-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 17, 2015, Novavax, Inc. (the “Company”), entered into a First Amendment to Lease Agreement (the “Lease Amendment”) with Firstfield Holdco, LLC (“Landlord”) relating to the Company’s offices located at 21 Firstfield Road, Gaithersburg, MD 20878. Under the original Lease Agreement dated February 4, 2015 between the Company and the Landlord (the “Original Lease”), the Company leased 29,954 square feet of the building (“Original Premises”), comprising of 19,430 square feet on the second floor (the “Second Floor Premises”) and 10,524 square feet on the first floor (the “First Floor Premises”), although the Company’s access to the First Floor Premises does not commence until December 2016. The Lease Amendment modifies the Lease Agreement such that, beginning in August 2015, the Company leased 22,836 additional square feet on both floors (the “Additional Premises”). The Original Premises with the Additional Premises, totaling 52,970 square feet, constitutes the entire facility.

Under the Original Lease, as amended by the Lease Amendment (the “Lease”), and following the remaining rent abatement periods discussed below, the annual rent for the Original Premises and Additional Premises will be approximately $1.2 million with annual increases of 2.5%. Pursuant to the terms of the Lease, the Company will receive rent abatements for the First Floor Premises through September 30, 2017, and the Additional Premises through December 31, 2016. The Lease also obligates the Company to pay building operating costs and requires that the Landlord provide the Company with a tenant improvement allowance of approximately $3.9 million. The Lease term extends to 2026, unless terminated early by the Company in 2023.

The foregoing summary is qualified in its entirety by reference to the Original Lease and Lease Amendment, copies of which are being filed as Exhibits 10.1 and 10.2 to this Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included under Item 1.01 above is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Lease Agreement for space at 21 Firstfield Road between Firstfield Holdco, LLC and Novavax, Inc., dated as of February 4, 2015
10.2	First Amendment to Lease Agreement for space at 21 Firstfield Road between Firstfield Holdco, LLC and Novavax, Inc., dated as of August 17, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novavax, Inc.
(Registrant)

Date: August 21, 2015	By:	/s/ John A. Herrmann III
	Name:	John A. Herrmann III
	Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Lease Agreement for space at 21 Firstfield Road between Firstfield Holdco, LLC and Novavax, Inc., dated as of February 4, 2015
10.2	First Amendment to Lease Agreement for space at 21 Firstfield Road between Firstfield Holdco, LLC and Novavax, Inc., dated as of August 17, 2015